SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

April 18, 2012

Date of Report (Date of Earliest Event Reported)

PMX Communities, Inc.

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(Exact name of registrant as specified in its charter)

Nevada	333-161699	80-0433114
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 NW Corporate Blvd, Suite 220
Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 210-5349

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Company confirmed today the following recent events relative to its Fall 2012 targeted launch of Gold Dispensing Terminals:

On April 18, 2012, Meris Kott joined PMX Gold Bullion Sales, INC. (a wholly owned subsidiary of the Company.) as the Managing Director.  During the past few months, she has begun work with vendors that will help PMX actualize the launching of their terminals and the development of their business plan.

On May 14, 2012, the Company signed a confidentiality agreement with Sunshine Minting, Inc. Coeur d’Alene, Idaho U.S.A.

The Company expects to issue a separate press release pertaining to our product relationship with Sunshine Minting Inc. and our Fall 2012 launch of gold dispensing terminals in the next few weeks.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

  99.1   Confidentiality Agreement by and between Sunshine Minting and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PMX Communities , Inc.

By:      /s/ Lindsey Perry

Lindsey Perry

Chief Executive Officer

Chief Financial Officer

Dated:  May 21, 2012